SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED (A Missouri Corporation) 1201 Walnut Street Kansas City, Missouri 64106 (816) 556-2200 NOT APPLICABLE (Former name or former address, if changed since last report)	43-1916803

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 23, 2005, Great Plains Energy Incorporated issued a press release regarding the proposed rejection of a contract between Calpine Energy Services, LP ("Calpine") and Strategic Energy, L.L.C., in Calpine's pending bankruptcy proceeding. A copy of the press release is attached to this report on Form 8-K as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

(c) Exhibit No.

99	Press release issued by Great Plains Energy Incorporated on December 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Michael W. Cline

Michael W. Cline
Treasurer

Date: December 23, 2005